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                                                                    EXHIBIT 10.3


                              EMPLOYMENT AGREEMENT


         This Employment Agreement is entered into this 15th day of December, 1998, by and between Great Xpectations Marketing, Inc., a Nevada corporation ("Employer") and T. Alan Owen & Associates, P.C. ("Employee") under the terms and for consideration herein stated.

         Employer hereby employs and Employee hereby agrees to become employed under the terms stated herein by Employer as Employer's general counsel for the calendar year of 1999.

         Employer hereby agrees to include Employee under its Stock Bonus Plan whereby Employee will receive as its sole compensation for the services described below the sum of 50,000 registered shares of the Company's Common Stock.

         Employee agrees to provide general legal counsel to Employer, which shall not include legal work incident to significant transactions, for the calendar year of 1999.

         Nothing herein shall be deemed to preclude Employee from engaging in other employment with other entities so long as Employee performs its necessary functions, it being understood between Employer and Employee that Employee will exercise such discretion as its management deems advisable in resolving any conflicts that may arise.

         Employee shall be entitled to reimbursement for the expenses it incurs in connection with the performance of its duties hereunder.

         This Agreement shall be interpreted by and construed in accordance with the laws of the State Texas, and shall be deemed entered into in Irving, Texas.

         EXECUTED this 15th day December, 1998.



                                      EMPLOYER:


                                      GREAT XPECTATIONS MARKETING, INC.,
                                      a Nevada corporation


                                      By: /s/ FORREST E. WATSON
                                         ---------------------------------------
                                         Forrest E. Watson, President







EMPLOYMENT AGREEMENT - Page 1
GX-TAO PC- Emp Agrmt (GX Spin-Off)

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                                      EMPLOYEE:


                                      T. ALAN OWEN & ASSOCIATES, P.C.,
                                      a Texas professional corporation


                                      By: /s/ T. ALAN OWEN
                                         ---------------------------------------
                                         T. Alan Owen



EMPLOYMENT AGREEMENT - Page 2
GX-TAO PC- Emp Agrmt (GX Spin-Off)